Q3 2020 Update

BankMobile

Q3 Financial Overview

- Q3 pro forma core revenue of $18.2mm, represents 19.5% YoY growth
- Q3 pro forma core EBITDA of $4.1mm
- YTD pro forma adjusted EBITDA of $2.5mm

Strong Growth

- Q3 End of Period (EOP) serviced deposits rise to $944mm, represents 42% YoY growth
- Q3 Card Spend of $741mm, represents 24% YoY growth
- Strong growth in new businesses (White Label & Workplace) with rapidly improving account metrics
    - 150K new accounts LTM (9/30/20)
    - EOP serviced deposit balances up ~150% per account YoY
    - Quarterly Card Spend per account increased 60% YoY

Higher Ed Business Adapts to COVID

- Expect 99.7% retention of disbursement services by campuses this year
- NACUBO reports that more than half of higher ed institutions are offering remote options for some or all classes, impacting the amount of students on campus [1]
- Disbursement dollars are highly persistent as Aug. & Sept. down only ~1.6% YoY ($2.87B vs $2.91B) while YTD serviced organic deposits have grown 32% and end of period Q3 serviced deposits are up 8% YoY

Continued focus on Operating Leverage

- Corporate restructuring, implementation of automation projects, and vendor negotiations lead to projected $1.7mm of Q4 savings and annualized $7mm of savings starting in 2021
- Expected realization of $10mm annualized expense savings in 2020 resulting from vendor negotiations and contract restructurings in 2019

Other Key Developments

- T-Mobile Money product has been extended to the entire Sprint customer base
- Officially launched Workplace Banking vertical in Q3 with BenefitHub, one of the largest HR benefits marketplaces with access to over 6 million potential customers
- Hired Jamie Donahue as Chief Digital Officer. Jamie was formerly Head of Cloud Architecture, Engineering & Delivery at Finastra.

Note: Q3 2020 financials are still preliminary

1) NACUBO Flash Poll: Fall 2020 Institutional Plans; NACUBO is National Association of College and University Business Officers

| 5

Where Does BankMobile Technologies Stand Today?

Delivering Full-Featured Digital Banking Platform to Large Scale Non-Bank Partners

One of America's Largest Digital Banking Platforms…

- ✓ Over 2M accounts [(1)]
- ✓ ~300K accounts opened annually [(2)]
- ✓ ~$944M in serviced deposits as of 9/30/20
- ✓ $49M in pro forma core revenue YTD
- ✓ $2.5M YTD pro forma core EBITDA

Expert in B2B2C Banking…

- ✓ Proprietary Banking-as-a-Service ("BaaS") technology
- ✓ Allows for greater speed and cost effectiveness in bank roll out for partners
- ✓ High-volume, low-cost customer acquisition model
- ✓ Serves ~1 in 3 U.S. students on approximately 725 campuses [(4)]
- ✓ Launched partnership with T-Mobile via the T-Mobile MONEY checking account
- ✓ Planned 2021 launch of digital bank account with Google Pay

Winner
Lendit Fintech
Most Innovative Bank
2019

…Award Winning Banking Technology, Focused on Banking Services for Millennials & Middle Income Americans…

- ✓ Customer-centric approach
- ✓ Provides an affordable, easy-to-use product
- ✓ Simplifies banking for the consumer
- ✓ Creates customers for life with full suite of banking products, including checking, savings, personal loans, credit cards and student refinancing
- ✓ Creates attractive returns

1) Data as of 9/30/2020
2) Per BankMobile management
3) EBITDA is a Non-GAAP financial measure; see page 44 and 45 for reconciliations to Non-GAAP financial measures and disclaimers on forward looking financials
4) Based on market share for Signed Student Enrollments ("SSEs") (the number of students enrolled at higher-ed institutions); Assumes ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.); Data per BankMobile's internal sales database and estimated student market size and National Center for Education Statistics "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017

| 6

7 Highly Attractive Business Model

Income Statement – Historical & Forecasted

BankMobile

Revenue Breakout by Major Categories

Category	Description
Card Revenue	Interchange and MasterCard incentive income based on card activity and out-of-network ATM fees
Deposit Servicing Fees	Fee charged to partner bank(s) based on average balances of serviced deposits
Account Fees	Monthly account fees, wire fees and card replacement fees
University Fees	Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options
Other Fees	Various nominal other fees, including fees associated with cash deposits

Historical & Projected Income Statement

	2019 Pro Forma Core [1]	2020E	2021E	2022E
Pro Forma Core Revenues ($mm)	**$61.3**	**$72.4**	**$104.0**	**$144.4**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm)	63.6	67.2	82.6	94.1
Pro Forma Core EBITDA ($mm) [2]	**($2.2)**	**$5.3**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Deprec. & Amort. ($mm)	9.3	13.0	14.7	16.7
Pro Forma Core Pre-Tax Income ($mm)	**($12.1)**	**($9.2)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	0.0	(2.2)	1.5	8.0
Pro Forma Core Net Income ($mm)	**($12.1)**	**($7.0)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$705.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*29%*	*96%*	*69%*
Pro Forma Core Revenues		*18%*	*44%*	*39%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*6%*	*23%*	*14%*
Pro Forma Core EBITDA		-	*308%*	*134%*
Pro Forma Core Net Income		-	-	*442%*

Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank; see page 44 for reconciliations to Pro Forma Core Financials
2) EBITDA is a Non-GAAP financial measure; see page 45 for reconciliations to Non-GAAP financial measures

| 23

Demonstrating Strong Performance Across Key Metrics

BankMobile

Key Performance Indicators – Metrics of Company Success

Card Spend Q3


24%
$597M
$741mm
Q3' 19
Q3' 20

Comments:

Strong growth driven by significant increases in both Higher Ed and White Label

Definition:

The aggregate amount of spend on debit cards in Q3 2020 vs Q3 2019

Card Spend YTD


16%
$1.8bn
$2.1bn
Q3' 19 YTD
Q3' 20 YTD

After falling 2% YOY in Q1, Debit Card spend grew 32% in Q2 and 24% in Q3

The aggregate amount of spend on debit cards in Q1-Q3 2020 vs Q1-Q3 2019

EoP Serviced Deposits


42%
$666mm
$944mm
Q3' 19
Q3' 20

Growth driven by increase in accounts, organic deposits, and boosted by federal stimulus programs

Aggregate, end of period balance of serviced customer deposits across all business lines

Organic Deposits YTD


32%
$1.1bn
$1.4bn
Q3' 19 YTD
Q3' 20 YTD

Growth driven by stronger performing accounts and boosted by federal stimulus programs

Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments

Higher Ed Account Retention


1%
98.5%
99.7%
3-Year Trailing Avg.
Today(1)

2020 retention is tracking above average of trailing 3 years' retention

Calculated as one minus the annual SSE attrition over beginning of the year SSE count

Interchange Rate YTD


13%
79bps
69bps
Q3' 19 YTD
Q3' 20 YTD

Decline due to impacts of COVID (increase in average ticket size and changing consumer merchant mix). We expect some positive revision in this rate in 2021

Represents the amount of revenue for each debit card transaction, including interchange maintenance paid by partner bank, net of network costs, as a % of debit spend

Note: Q3 2020 financials are still preliminary

1) Management estimate for performance through end of 2020 based on seasonal renewals and performance YTD

| 24

New Business Verticals Performance

BankMobile

Number of Open Accounts



Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep

Q over Q Growth	Q4'19	Q1'20	Q2'20	Q3'20
	13%	18%	12%	21%

EOP Serviced Deposit Balances

($MM)



Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep

Q over Q Growth	Q4'19	Q1'20	Q2'20	Q3'20
	21%	31%	52%	84%

Card Spend

($MM)



Q over Q Growth	Q4'19	Q1'20	Q2'20	Q3'20
	29%	22%	44%	23%

- Over the last twelve months quarterly card spend has more than doubled and the number of accounts has grown by nearly 80%
- Serviced deposit balances are growing exponentially and have grown by over 300% in the last twelve months
- Overall growth is driven by both increasing number of accounts and average account performance
- New Business Account Level Metrics:
  - EOP Serviced Deposits Balances up 148% YoY per Account
  - Quarterly Card Spend up 60% YoY per Account

Account Level Performance of the New Business Verticals

EOP Serviced Deposit Balances per Account ($)



148% Growth YoY
Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20
New Business
Total BMT
Higher Ed

Card Spend per Quarter Per Account ($)



60% Growth YoY
Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20
New Business
Total BMT
Higher Ed

Note: New Business includes White Label Partners and Workplace Banking; EOP Serviced Deposits refers to End of Period Serviced Deposit Balances; Q3 2020 financials are still preliminary

| 27

BankMobile

Income Statement – Pro Forma Core Historical & Forecasted

	2019 Pro Forma Core [1]	2020E	2021E	2022E
Pro Forma Core Revenues ($mm)	**$61.3**	**$72.4**	**$104.0**	**$144.4**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm)	**63.6**	**67.2**	**82.6**	**94.1**
Pro Forma Core EBITDA ($mm) [2]	**($2.2)**	**$5.3**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Deprec. & Amort. ($mm)	9.3	13.0	14.7	16.7
Pro Forma Core Pre-Tax Income ($mm)	**($12.1)**	**($9.2)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	0.0	(2.2)	1.5	8.0
Pro Forma Core Net Income ($mm)	**($12.1)**	**($7.0)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$705.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*29%*	*96%*	*69%*
Pro Forma Core Revenues		*18%*	*44%*	*39%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*6%*	*23%*	*14%*
Pro Forma Core EBITDA		-	*308%*	*134%*
Pro Forma Core Net Income		-	-	*442%*

Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank; see page 44 for reconciliations to Pro Forma Core Financials
2) EBITDA is a Non-GAAP financial measure; see page 45 for reconciliations to Non-GAAP financial measures

| 33

Financial Summary

Pro Forma Core Financial Metrics

($ in millions)	2019 Q3	2020 Q3	YoY Chg %	2019Q3 YTD	2020Q3YTD	YoY Chg %
Interchange and card revenue	$6.7	$7.4	11%	$21.8	$20.1	(8%)
Deposit servicing fees	4.0	5.8	45%	12.4	15.6	26%
Account fees	3.0	2.8	(9%)	7.9	8.5	8%
University fees	1.3	1.3	6%	3.7	4.0	8%
Other	0.3	0.9	NM	0.7	1.2	77%
Pro Forma Core Revenues	**$15.2**	**$18.2**	**20%**	**$46.5**	**$49.4**	**6%**
Pro Forma Core OpEx (Excl. Depr. & Amort.)	13.9	14.2	2%	48.7	46.9	(4%)
Pro Forma Core EBITDA	**$1.4**	**$4.1**	**NM**	**($2.3)**	**$2.5**	**NM**
Less: Interest Expense	0.1	0.4	NM	0.1	1.1	NM
Less: Depreciation & Amortization	3.2	2.6	(18%)	6.1	8.8	45%
Pro Forma Core Pre-Tax Income	**($2.0)**	**1.1**	**NM**	**($8.5)**	**($7.5)**	**NM**
Total Serviced Deposits - EoP	**$666**	**$944**	**42%**	**$666**	**$944**	**42%**
Total Debit Spend	**$597**	**$741**	**24%**	**$1,813**	**$2,109**	**16%**

Commentary

- Interchange and card revenues declined, despite significant growth in card spend due to $1mm drop in ATM related revenue and reduced interchange fee rates
- Deposit servicing fees increased, driven by 25% growth in average deposit balances
- University fees benefitted from COVID-related services provided to new, non-subscription clients
- 2020 expense levels benefitted from contract optimization initiatives launched in 2019H2
- Additional benefits expected to be realized from operating leverage initiatives implemented in October 2020
- Interest on debt
- Increase in depreciation and amortization expense in 2020 driven by launch of white label products and amortization of capitalized development expenses

Source: Company management
Note: Q3'20 financial metrics are preliminary and subject to change
Note: Refer to Reconciliation to Pro Forma Core Financials on page 44; Growth rates over 150% deemed not meaningful – "NM"

| 34

Cost Controls and Revenue Growth Drive Operating Leverage Focus on Expense Control as BMT Initiatives Launch and Exit “Build” Phase 2019 2020 2021 Beyond Ongoing $10mm Contract Optimization Initiative (1) Recurring Focus on Expense Annualized Benefit $17mm Annual Savings Management • Initiatives focused on contract optimization and OpEx process automation and Ongoing $7mm Annualized Operating Leverage Initiative 25% Savings resulted in permanent Benefit Rate(2) reduction to cost base • Operating leverage initiatives, • Benefits began in 2H 2019 including reorganization, and included $5mm savings automation, and vendor in 2019 negotiations launched in Q4 2020 • Expected to generate $1.7 million of savings in 2020Q4, excluding severance costs Maintaining New Banking Service Revenue High Growth 2019 Pro Forma 2020E 2021E 2022+2022E + BMT Forecast Revenues 1) Majority of savings related to reducing costs of variable services. 2020 projected savings of $10mm calculated by comparing actual costs with projected costs using 2020 account activity and previous agreements and processes 2) Based on 2019 total expenses minus depreciation and amortization | 35 Note: 2019 Pro Forma Revenues

Financial & Operating Highlights

BankMobile

BankMobile (BMT)'s Model has enabled it to establish a highly attractive financial & operating profile

>5mm

*SSEs [1]

BankMobile Serves Approximately 1 in 3 of all US College Students

>2mm

Accounts [1]

>98%

Higher-Ed Client Retention (by SSEs) [1][2]

$11.7bn

Total Student Refund Dollars Processed [3]

$2.7bn

Debit Spend [3]

$944mm

EoP Serviced Deposits [1]

Pro Forma Core Revenue	Revenue	EBITDA Margin
$64mm	**$104mm**	**21%**
LTM as of 9/30/20 (1)	2021E [4]	2021E [4]

- Signed Student Enrollments ("SSEs")

Source: BankMobile management

1) Preliminary Data as of the period end 9/30/2020. Non-GAAP, see slide 44
2) Represents one minus the annual SSE attrition over beginning of the year SSE count
3) Reflects last twelve-month data for the period end 9/30/2020
4) Reflects forecasted full year 2021 data; Forecasted Revenue and EBITDA set forth on "Income Statement History and Forecast" on slide 23 & 33; EBITDA is a Non-GAAP financial measure which can be reconciled on page 45; Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management

| 36

Valuation Overview

BankMobile

- **Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue**


Public Comparable Companies (1)
EV / 2021E Revenue Multiples
1.3x
6.8x
8.1x
5.3x
BankMobile(2)
Bank Tech
Payment Technology and Software Sol.
B2B / Card Issuers & Processors


Public Comparable Companies (1)
EV / 2021E EBITDA Multiples
6.5x
17.7x
19.6x
15.8x
BankMobile(2)
Bank Tech
Payment Technology and Software Sol.
B2B / Card Issuers & Processors

- **Private market valuations for US and Int'l Neobanks using disclosed valuations and number of accounts [3]**


Valuation / Customers
Average: $458 per Customer
$64
$725
$178
$400
$700
$550
$375
$667
2019 Avg Rev per Customer (4)
BankMobile: $32
Revolut: $31
Monzo: $27
BankMobile
chime
STASH
nubank
N26
Revolut
monzo
Aspiration
Valuation ($mm)
$140mm
$5,800mm
$800mm
$10,000mm
$3,500mm
$5,500mm
$1,500mm
$1,000mm
Accounts(3) (millions)
2mm
8mm
5mm
25mm
5mm
10mm
4mm
2mm

	Enterprise Value / 2021E Rev.	Enterprise Value / 2021E EBITDA
Bank Tech Comparables		
FIS	7.9x	17.6x
Intuit	9.7x	26.3x
Fiserv	5.8x	14.0x
ADP	4.3x	17.8x
Jack Henry	6.8x	21.5x
Temenos	9.6x	22.2x
Q2	11.0x	NM
ACI Worldwide	3.4x	12.9x
Bottomline Tech.	3.9x	17.4x
Median	**6.8x**	**17.7x**
Payment Technology and Software Solutions Comparables		
PayPal	8.8x	31.0x
Square	8.6x	NM
Repay	11.2x	24.9x
Global Payments	8.1x	17.0x
i3 Verticals	5.5x	19.1x
Shift4 Payments	2.3x	16.1x
Paya, Inc.	5.6x	20.1x
Median	**8.1x**	**19.6x**
B2B / Card Issuers & Processors Comparables		
FleetCor	8.8x	15.8x
WEX	4.6x	10.4x
Alliance Data Systems	3.7x	11.9x
Worldline	5.3x	19.8x
EML Payments	5.5x	17.1x
Median	**5.3x**	**15.8x**

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 10/7/2020
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) Forecasted Revenue and EBITDA are set forth on "Income Statement History and Forecast" on slide 33; EBITDA is a Non-GAAP financial measure which can be reconciled on page 44
3) FT Partners Research, "The Rise of Challenger Banks", Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts; BMT account data as of 9/30/2020
4) See slide 41; 2019 Ending Revenue reported by Monzo and Revolut / Avg # of customers throughout the year. Conversion at 1.29 USD to GBP; https://sifted.eu/articles/a-comparison-of-uk-top-three-digital-banks/

| 37

Investment Thesis

Unique Opportunity to Invest in a Premier Brand Positioned for Significant Growth

Recognized Market Leader

- Among the Largest Digital Banking Platforms
- Proprietary "BaaS" Technology
- High Volume, Low Cost Acquisition Model
- Full Suite of Banking Products Through Partner Banks

Rapid Market Expansion

- Higher-Ed
- White-Label Partnerships
- Workplace Banking

Best-in-Class Digital Bank

- Sophisticated Capabilities
- Frictionless Onboarding
- Powerful Customer Acquisition
- Proprietary Infrastructure
- Dynamic Consumer Data

Positioned For Significant Growth

- Planned 2021 Launch of Collaboration with Google Pay
- White-Label Partner Expansion
- New White-Label Partner Additions
- Distribution Channel and Product Offering Expansion
- Strategic M&A

Strong Financial Profile

~$72M
2020E Revenue

19%
2020E Revenue Growth

~$812M
2020E EoP Serviced Deposits

29%
2020E Avg. Service Deposit Growth

27%
2020E Debit Spend Growth

| 38

BankMobile Average Account Performance Comparison

Key Operating Metrics Comparison against Leading UK based Digital Banks

Illustrative Analysis



Revenue per Account (1)
$32
BankMobile
'20 YTD Annualized
$29
BankMobile
2019
$27
monzo
Fiscal 2019 (4)
$31
Revolut
2019
EOP Serviced Deposits per Account
$439
BankMobile
As of 9/30/20
$209
BankMobile
2019
$460
monzo
Fiscal 2019
$304
Revolut
2019
Card Rev per Account (2)
$13.0
BankMobile
'20 YTD Annualized
$13.5
BankMobile
2019
$13.8
monzo
Fiscal 2019 (4)
$19.6
Revolut
2019
Valuation per Account (3)
$64.0
BankMobile
$550.0
monzo
$375.0
Revolut

Highlights

BankMobile compares favorably with both Monzo and Revolut on key metrics

Revolut reported 10mm customers at the end of 2019 and was last valued at $5.5B

Monzo reported 2.75mm customers as of 2/29/20 and was last valued at $1.5B

1) Total reported revenue divided by average number of customers throughout the year calculated using beginning and end of year customer counts. Customer counts identified using either disclosed number of accounts or customers.; 2) Reported by Monzo as Net fee and commission income; Reported by Revolut as Card & Interchange; (3) Latest private market valuation divided by number of accounts for Monzo and Revolut; Transaction valuation divided by number of accounts for BankMobile; See Page 41; (4) Net of $10.7mm Fee and Commission Expense

Source: https://sifted.eu/articles/a-comparison-of-uk-top-three-digital-banks; Revolut and Monzo Annual Reports; FT Partners Research, "The Rise of Challenger Banks", Business Insider, TechCrunch and Bloomberg;

Note: Exchange Rate of GBP to USD = 1.29 for all Monzo and Revolut data; Monzo data is Fiscal year end Feb 29,2020 and Revolut data is year end Dec 31, 2019; BankMobile Revenue is pro forma core revenue

| 40

Proposed Capitalization and Ownership

BankMobile

Proposed Sources & Uses Analysis

Proposed Sources ($mm)	
CUBI Rollover Equity [1]	$54.7
PIPE Proceeds	20.0
Pre-Closing Cash on B/S at MFAC	33.2
Net Debt at Close [2]	13.4
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Total	**$126.6**

Proposed Uses ($mm)	
Cash - Consideration to Equity [1][4]	$31.9
Stock Consideration: $10.38 per share [1]	54.7
Estimated Transaction Expenses	5.0
Cash to Pro Forma Balance Sheet	10.0
Debt Repayment	11.6
Net Debt at Close [2]	13.4
Total	**$126.6**

Proposed Equity Capitalization Summary[1]

Party	**Share Count (millions)**	**% of Total**
MFAC Shareholders [5]	3.2	28.3%
PIPE Investors [6]	2.8	25.0%
Shares Issued to CUBI [7]	5.3	46.7%
Total	**11.3**	**100.0%**

Capitalization at Closing

Share Price	$10.38
Total Shares Outstanding	11.3
BMT Pro Forma Equity Value	**$117.2**
NWC Adjustment	(0.9)
Estimated Transaction Expenses	5.0
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Adjusted Equity Value	**$126.6**
Debt at Close [8]	28.4
Cash at Close [9]	(15.0)
Enterprise Value	**$140.0**
BMT 2020E Adjusted EBITDA ($mm) [10]	**$6.3**
BMT 2021E EBITDA ($mm) [10]	**$21.5**
BMT 2021E Revenue ($mm) [10]	**$104.0**
EV / 2020E Adjusted EBITDA	**22.1x**
EV / 2021E EBITDA	**6.5x**
EV / 2021E Revenue	**1.3x**

Note: Analysis assumes the full $33.2 million cash held in the trust account by MFAC related to existing MFAC public stockholders will not be redeemed upon Transaction closing, shares will remain outstanding and cash will be available for use in the Transaction
Note: Net Working Capital at close is $0.9mm above target level resulting in an upward adjustment to the merger consideration

1) Total non-cash merger consideration to equity includes downward deal value adjustment of $13.4mm related to sponsor equity adjustments, net working capital adjustments and transaction expenses
2) Estimated at closing 12/31/2020; See page 46 "Reconciliation to Non-GAAP Financial Measures" for closing net debt calculation
3) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank; Based on estimated cash at closing of $10.3mm
4) Cash consideration includes $20.0mm of proceeds related to the PIPE offering (net of $5.0mm in estimated transaction expenses), $5.3mm excess cash held by BankMobile at close and an additional $11.6mm of cash held in escrow in MFAC's trust account
5) Assuming no redemptions for public stockholders
6) Based on total PIPE investment of $20.0mm and MFAC's share price $10.38; Includes retained founder shares of 0.7m from initial founder investment; Excludes .3m founder shares subject to vesting and forfeiture unless the stock price reaches $15 per share for 20 out of 30 days
7) Reflects total non-cash merger consideration to equity, issuance based on MFAC share price of $10.38

8) Reflects pro forma intercompany debt after partial paydown
9) Includes maximum cash reserve of $5.0mm held by BankMobile and an estimated $10.3mm of cash allocated to BankMobile's balance sheet by cash held in the trust account by MFAC
10) Forecasted Revenue, EBITDA and Adjusted EBITDA set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 33, 44 and 45, respectively

| 42

Reconciliation to Pro Forma Core Financials

BankMobile

($ shown in 000s)	2019 Financials: Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Financials: Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Revenues	$19,811	$16,995	$17,900	$17,601	$54,706	$72,307	$15,758	$15,431	$18,307	$49,496
Operating Expense	18,444	21,129	20,725	19,310	60,298	79,608	19,891	19,144	17,227	56,262
Income Before Taxes & Interest	$1,367	($4,134)	($2,825)	($1,709)	($5,592)	($7,301)	($4,133)	($3,713)	$1,079	($6,767)
Interest Expense	0	0	132	403	132	535	394	399	353	1,146
Pre-Tax Income	$1,367	($4,134)	($2,957)	($2,112)	($5,724)	($7,836)	($4,527)	($4,112)	$726	($7,913)
Taxes	7	7	7	6	21	27	7	7	7	21
Net Income	$1,360	($4,141)	($2,964)	($2,118)	($5,745)	($7,863)	($4,534)	($4,119)	$719	($7,934)

($ shown in 000s)	2019 Pro Forma Core Financial Reconciliation: Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Pro Forma Core Financial Reconciliation: Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Revenues	$19,811	$16,995	$17,900	$17,601	$54,706	$72,307	$15,758	$15,431	$18,307	$49,496
(1) Deposit Servicing Fee Adjustment	(3,131)	(2,437)	(2,665)	(2,736)	(8,234)	(10,970)	0	0	0	0
(2) Fraud Reimbursement Adjustment - Revenue	0	0	0	0	0	0	(123)	120	(96)	(99)
Pro Forma Core Revenues	$16,680	$14,558	$15,235	$14,865	$46,472	$61,337	$15,635	$15,551	$18,211	$49,397
Operating Expense	18,444	21,129	20,725	19,310	60,298	79,608	19,891	19,144	17,227	56,262
(2) Fraud Reimbursement Adjustment - Expense	(838)	(965)	(2,662)	(188)	(4,465)	(4,653)	(123)	120	(96)	(99)
(3) Merger / Dept of ED Settlement Expenses	0	0	(1,000)	(1,100)	(1,000)	(2,100)	(50)	(25)	(377)	(452)
Pro Forma Core Operating Expenses	$17,606	$20,164	$17,063	$18,022	$54,833	$72,855	$19,718	$19,239	$16,754	$55,711
(4) **Pro Forma Core Income Before Taxes & Interest**	($926)	($5,606)	($1,828)	($3,158)	($8,360)	($11,518)	($4,083)	($3,688)	$1,456	($6,315)
Interest Expense	0	0	132	403	132	535	394	399	353	1,146
Pro Forma Core Pre-Tax Income	($926)	($5,606)	($1,960)	($3,561)	($8,492)	($12,053)	($4,477)	($4,087)	$1,103	($7,461)
Taxes	7	7	7	6	21	27	7	7	7	21
Pro Forma Core Net Income	($933)	($5,613)	($1,967)	($3,567)	($8,513)	($12,080)	($4,484)	($4,094)	$1,096	($7,482)

($ shown in 000s)	2019 Pro Forma Core EBITDA Reconciliation: Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Pro Forma Core EBITDA Reconciliation: Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Pro Forma Core Pre-Tax Income	($926)	($5,606)	($1,960)	($3,561)	($8,492)	($12,053)	($4,477)	($4,087)	$1,103	($7,461)
Addback Interest	0	0	132	403	132	535	394	399	353	1,146
Addback of Depreciation & Amortization	1,464	1,442	3,187	3,195	6,093	9,288	3,180	3,045	2,601	8,826
Pro Forma Core EBITDA	$538	($4,164)	$1,358	$37	($2,267)	($2,230)	($903)	($643)	$4,057	$2,511

Source: Company management

Note: Q3'20 financial metrics are preliminary and subject to change

Pro Forma Core Adjustments

Revenues and expenses have been presented on a "pro forma core" basis to illustrate past periods as if the current deposit servicing agreement had been in place, and to remove non-recurring, one-time costs for merger expenses and Department of Education settlement

1. *Pro Forma adjustment to revenue to reflect BMT's current deposit servicing agreement in all periods, whereby BMT receives of 1.50% for deposit servicing plus 1.50% for NIM Sharing*
2. *Pro Forma adjustment to revenue to reflect BMT's current deposit servicing agreement in all periods, whereby BMT is reimbursed for operating losses stemming from fraud related transactions. Additionally, fraud reimbursement (and expense) is netted out of revenue (and expense in applicable periods).*
3. *Adjustment to remove non-core/nonrecurring merger and Department of Education settlement expenses related to legacy Higher One business now assumed by BankMobile*
4. *Pro Forma Core Revenues minus Pro Forma Core Operating Expenses*

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Reconciliation to Non-GAAP Financial Measures ($ shown in millions) 2019 Pro Forma Core (1) 2020E 2021E 2022E Pro Forma Core Pre-Tax Income ($12.1) ($8.1) $6.2 $33.3 Addback of Interest Expense (2) 0.5 1.4 0.6 0.3 Addback of Depreciation & Amortization 9.3 13.0 14.7 16.7 Pro Forma Core EBITDA ($2.2) $6.3 $21.5 $50.3 Pro Forma Core EBITDA ($2.2) $6.3 $21.5 $50.3 Pro Forma Core Revenue 61.3 72.4 104.0 144.4 Pro Forma Core EBITDA Margin (4%) 9% 21% 35% Source: BankMobile management projections Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial 1) Refer to Reconciliation to Pro Forma Core Financials on page 44 projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and 2) Reflects cost of intercompany debt | 45 competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

Reconciliation to Non-GAAP Financial Measures (Continued)

BankMobile

	2020E
BankMobile Estimated Debt at Closing	$40.0
Trust Cash Allocated for Debt Paydown [1]	(11.6)
Pro Forma Estimated Debt at Closing	**$28.4**
Beginning BankMobile Cash	$10.3
Less: BankMobile Excess Cash Used in Cash Consideration [2]	(5.3)
Plus: Cash Held in MFAC Trust Allocated to Balance Sheet	10.0
Estimated Closing Cash on Balance Sheet	**$15.0**
Pro Forma Estimated Debt at Closing	$28.4
Less: Estimated Closing Cash on Balance Sheet	15.0
Estimated Net Debt at Close	**$13.4**
Pro Forma Core EBITDA	6.3
Net Leverage Ratio (Net Debt / Adjusted EBITDA)	**2.1x**

Source: BankMobile management projections

1) Assumes $33.2mm cash held in escrow at MFAC related to existing MFAC investors will not be redeemed upon Transaction closing; Assumes 50% of trust cash in excess of $10.0 mm will serve as proceeds used to partially paydown existing intercompany debt

2) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank

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